UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2026
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

On June 30, 2026, D-Wave Quantum Inc. (“D-Wave” or the “Company”) announced it has been selected to receive a $1,566,250 grant from the U.S. National Science Foundation (NSF) through the agency's National Quantum Virtual Laboratory (NQVL) program. The funding will support D-Wave’s role as a key industry partner in ERASE (Erasure Qubits and Dynamic Circuits for Quantum Advantage) – a project focused on developing foundational technologies for fault-tolerant quantum computing and strengthening U.S. leadership in quantum innovation.

Led by Yale University, the ERASE project brings together researchers from leading academic institutions and industry organizations to advance dual-rail gate-model quantum computing hardware, software, error correction, and applications. D-Wave, through its New-Haven, Connecticut-based subsidiary Quantum Circuits, LLC, will give ERASE researchers access to its superconducting dual-rail gate-model quantum computing resources. The award moves ERASE into the second phase of the NQVL program and underscores the NSF's continued support for the project's approach to scalable, fault-tolerant quantum computing.

The NSF-funded project builds on growing U.S. government support for D-Wave's quantum computing technologies, including the Company’s recent announcement that it signed a Letter of Intent for $100 million in proposed CHIPS and Science Act funding to accelerate the development and scaling of its annealing and gate-model quantum computing systems. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer